UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):January 27, 2021

ELLINGTON FINANCIAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34569	26-0489289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address and zip code of principal executive offices)
Registrant's telephone number, including area code: (203) 698-1200
Not Applicable
(Former Name or Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	EFC	The New York Stock Exchange
6.750% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	EFC PR A	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On January 27, 2021, the Board of Directors (the "Board") of Ellington Financial Inc. (the "Company") increased the size of the Board to six directors and appointed Stephen J. Dannhauser to serve on the Board, effective January 27, 2021. Mr. Dannhauser will serve as a member of the Board until the Company's next annual meeting of stockholders or until a successor is elected and qualified. The Board also appointed Mr. Dannhauser as a member of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. There are no arrangements or understandings between Mr. Dannhauser and any other persons pursuant to which he was elected to serve on the Board
Mr. Dannhauser and the Company will enter into the Company's standard indemnification agreement substantially in the form previously filed with the Securities and Exchange Commission providing for indemnification and advancement of expenses. In addition, Mr. Dannhauser will be compensated for his service on the Board in accordance with the Company's standard compensation policy for non-employee directors.

Item 7.01.    Regulation FD Disclosure
On January 28, 2021, the Company issued a press release relating to the appointment of Dr. Ronald I. Simon as Chairman of the Board of the Company and the appointment of Mr. Dannhauser as a director of the Company, in each case effective January 27, 2021. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits. The following exhibit is being filed herewith this Current Report on Form 8-K.

99.1       Press release dated January 28, 2021
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELLINGTON FINANCIAL INC.

Date:	January 28, 2021	By:	/s/ JR Herlihy
JR Herlihy
Chief Financial Officer